UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22444

Western Asset High Yield Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

August 31, 2013

Annual Report

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.
(HYI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund will seek capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	23

Statement of operations	24

Statements of changes in net assets	25

Financial highlights	26

Notes to financial statements	27

Report of independent registered public accounting firm	42

Additional information	43

Annual chief executive officer and principal financial officer certifications	50

Other shareholder communications regarding accounting matters	51

Dividend reinvestment plan	52

Important tax information	54

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Yield Defined Opportunity Fund Inc. for the twelve-month reporting period ended August 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•           Fund prices and performance,

•           Market insights and commentaries from our portfolio managers, and

•           A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

September 27, 2013

II	Western Asset High Yield Defined Opportunity Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended August 31, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.8% during the third quarter of 2012. GDP growth then sharply decelerated to 0.1% during the fourth quarter. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. This was partially due to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s final reading for second quarter 2013 GDP growth, released after the reporting period ended, was 2.5%. This increase was partially driven by increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. The unemployment rate fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February 2013 and edged lower over much of the next six months to reach 7.3% in August 2013, its lowest reading since December 2008. In another encouraging sign, the number of longer-term unemployed has generally declined in recent months. In February 2013, 40.2% of the people without a job had been out of work for more than six months. This fell to 37.9% in August 2013.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.7% on a seasonally adjusted basis in August 2013 versus the previous month and were 13.2% higher than in August 2012. In addition, the NAR reported that the median existing-home price for all housing types was $212,100 in August 2013, up 14.7% from August 2012. This marked the eighteenth consecutive month that home prices rose compared to the same period a year earlier. The inventory of homes available for sale in August 2013 was 0.4% higher than the previous month at a 4.9 month supply at the current sales pace and was 6.3% lower than in August 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI’s lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose to 50.9 in June, 55.4 in July and 55.7 in August, the latter being the best reading since April 2011.

Western Asset High Yield Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market continued to be weak. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on September 18, 2013, after the reporting period ended, the Fed did not taper its asset purchase program and said that it “...decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and
Chief Executive Officer

September 27, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

i           Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii        The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii     The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv      The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset High Yield Defined Opportunity Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. We believe the extensive credit research and security selection expertise of Western Asset Management Company (“Western Asset”) will be key factors in driving Fund performance.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed-income securities with varying maturities. Currently, the Fund focuses on lower-quality and higher-yielding opportunities in the below investment grade corporate debt markets. Under normal market conditions, the Fund may also invest up to 20% of its net assets in fixed-income securities issued by U.S. or foreign governments, agencies and instrumentalities and/or fixed-income securities that are of investment grade quality. The Fund has a limited term and as a fundamental policy intends to liquidate and distribute substantially all of its net assets to stockholders after making appropriate provisions for any liabilities of the Fund, after 15 years, on or about September 30, 2025.

In purchasing securities and other investments for the Fund, Western Asset, the Fund’s subadviser, may take full advantage of the entire range of maturities offered by fixed-income securities and may adjust the average maturity or durationi of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different durations and its expectations of future changes in interest rates. The Fund may utilize a variety of derivative instruments primarily for hedging and risk management purposes, although the Fund may also use derivative instruments for investment purposes.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan and Christopher F. Kilpatrick. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the Fund’s portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion and generated mixed results versus equal-duration Treasuries over the twelve months ended August 31, 2013. Risk aversion was prevalent at times given shifting economic data, contagion fears from the European sovereign debt crisis and signs of shifting monetary policy by the Federal Reserve Board (“Fed”).ii

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	1

Fund overview (cont’d)

Both short- and long-term Treasury yields moved higher during the twelve months ended August 31, 2013. Two-year Treasury yields rose from 0.22% at the beginning of the period to 0.39% at the end of the period. Their peak of 0.43% occurred on June 25, 2013 and they were as low as 0.20% on April 29, 2013 and in early May 2013. Ten-year Treasury yields were 1.57% at the beginning of the reporting period, their low for the fiscal year. Ten-year Treasuries peaked at 2.90% on August 22, 2013 and were 2.78% at the end of the period.

All told, the Barclays U.S. Aggregate Indexiii, fell 2.47% during the reporting period. For comparison purposes, riskier fixed-income securities, including emerging market debt and high yield bonds, produced dramatically different results. Over the reporting period, JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned -5.46%, whereas the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”)v returned 7.56%. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Componentvi and the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Componentvii, returned 7.61% and 13.59%, respectively, over the same timeframe.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the portfolio during the reporting period. From a sector perspective, we increased the Fund’s allocations to Energy and Transportation1, while reducing its exposures to Capital Goods2. Elsewhere, we reduced the Fund’s emerging market non-corporate exposure. Additionally, we actively participated in the new issuance market by selectively purchasing securities that we felt were attractively valued.

The Fund employed U.S. Treasury futures to manage its yield curveviii positioning and duration. The use of these instruments did not meaningfully impact the Fund’s performance. High-yield index swaps and options on high-yield index swaps were used to manage our high-yield exposure. Overall, they were negative for performance. These “market hedges” were intended to protect the portfolio from risk-off periods, while maintaining the Fund’s lower quality biases. Finally, currency forwards were employed to hedge the Fund’s currency exposure. The losses from our currency hedges were largely offset by the increase in the value of our non-U.S. dollar-denominated bonds when translated back to U.S. dollars.

From a ratings perspective, we maintained the Fund’s lower quality bias given generally strong fundamentals and our expectation that defaults would remain lower than their long-term average. In particular, we allocated roughly 90% of the Fund’s assets in securities rated single B and lower. We also favored lower duration securities during the period so the Fund would be less sensitive to changes in interest rates. We did lengthen the Fund’s duration toward the end of the reporting period, however, as valuations became more compelling. We ended the period with a duration of roughly 3.6 years, which was roughly half a year shorter than the high-yield market.

Performance review

For the twelve months ended August 31, 2013, Western Asset High Yield Defined Opportunity Fund Inc. returned 12.89% based on its net asset value (“NAV”)ix and -2.25% based on its New York Stock

1         Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

2         Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

2	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component and the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component, returned 7.61% and 13.59%, respectively, for the same period. The Lipper High Yield Closed-End Funds Category Averagex returned 10.65% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.65 per share, which included a return of capital of $0.02 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of August 31, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of August 31, 2013

Price Per Share	12-Month Total Return*
$19.02 (NAV)	12.89%†
$17.65 (Market Price)	-2.25%‡

All figures represent past performance and are not a guarantee of future results.

*       Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†        Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

‡       Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. In particular, our overweight exposures to Realogy Holdings Corp., Citigroup, Inc. and Wind Acquisition Finance were beneficial for performance. Realogy Holdings Corp. has a diversified business model that includes real estate franchising, brokerage, relocation and title services. Its business units include Better Homes and Gardens Real Estate, CENTURY 21, Coldwell Banker, Sotheby’s International Realty and Title Resource Group. Investor sentiment for Realogy Holdings Corp. improved as there were signs of a sustainable recovery in the housing market. In addition, in October 2012 the company went public and raised more than $1 billion in additional capital, which will help support its debt obligations. Our Citigroup, Inc. exposure benefited performance as investor sentiment improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals. Wind Acquisition Finance is the third largest wireless provider and the second largest wireline provider in Italy. Its bonds performed poorly prior to the beginning of the reporting period. We maintained our position, as we felt the weakness was primarily due to the fact that the company is located in Italy, a peripheral European country that was a key concern in the European sovereign debt crisis. As the period progressed, Wind Acquisition Finance’s bonds rebounded sharply, as its fundamentals remained intact and the weak

1         Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	3

Fund overview (cont’d)

supply/demand technicals surrounding peripheral European counties dissipated.

An overweight to the Financials sector was also positive for results, as it was the best performing sector within the high-yield market.

Q. What were the leading detractors from performance?

A. Although the Fund performed well on an absolute basis, the largest detractor from its relative performance during the reporting period was our sector positioning. Overweights to the Transportation and Utilities1 sectors were not beneficial as they produced positive total returns, but lagged the high-yield market. In addition, our underweight to the strong performing Technology sector was a drag on results.

Elsewhere, the Fund’s overweight exposure to Argentina was a negative for performance as it trailed the high-yield market. From an issuer perspective, an overweight position in Cengage Learning was a negative for performance. Cengage Learning, a text book publisher, posted weak fundamental results during the period that sent our position in senior secured bonds lower. The company posted first quarter 2013 fundamental results that the market interpreted as “improving” and we used the strength to exit the position.

Looking for additional information?

The Fund is traded under the symbol “HYI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHYIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information.

In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Yield Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 13, 2013

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic, or regulatory structure of specific countries or regions. These risks are greater in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of August 31, 2013 and are subject to change and

4	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

may not be representative of the portfolio managers’ current or future investments. Please refer to pages 8 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2013 were: Consumer Discretionary (19.9%), Industrials (15.6%), Materials (12.8%), Financials (10.6%) and Energy (9.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii             The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii          The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv           The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v              The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi      The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index and is comprised of B-rated securities included in this Index.

vii        The Barclays U.S. High Yield — 2% Issuer Cap Index Caa Component is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index and is comprised of Caa-rated securities included in this Index.

viii     The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix           Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x              Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended August 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†            The bar graph above represents the composition of the Fund’s investments as of August 31, 2013 and August 31, 2012 and does not include derivatives, such as futures contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡            Represents less than 0.1%.

6	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

Spread duration (unaudited)

Economic Exposure — August 31, 2013

Total Spread Duration
HYI	— 3.49 years
Benchmark	— 3.83 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 60% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component & 40% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	— Emerging Markets
HY	— High Yield
HYI	— Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	— Investment Grade Credit

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	7

Effective duration (unaudited)

Interest Rate Exposure — August 31, 2013

Total Effective Duration
HYI	— 3.70 years
Benchmark	— 3.87 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 60% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component & 40% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	— Emerging Markets
HY	— High Yield
HYI	— Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	— Investment Grade Credit

8	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

Schedule of investments

August 31, 2013

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 88.9%
Consumer Discretionary — 19.0%
Auto Components — 0.6%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	350,000	EUR	$ 529,651	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,540,000	EUR	2,025,205	(a)
Total Auto Components					2,554,856
Automobiles — 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,030,000		1,135,575
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	430,000		488,050	(a)
Total Automobiles					1,623,625
Diversified Consumer Services — 1.2%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	147,609	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	280,000	GBP	407,942
Laureate Education Inc., Senior Notes	9.250%	9/1/19	800,000		868,000	(a)
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,079,000	GBP	1,734,831	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000		1,117,550
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	760,000		769,500	(a)
Total Diversified Consumer Services					5,045,432
Hotels, Restaurants & Leisure — 5.8%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,104,114		1,053,994	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	860,000		928,800
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, step bond	0.000%	4/15/19	360,000		316,800	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	3,000,000		3,097,500
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	130,000		125,450
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	80,000		77,200
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,130,000		1,276,900
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,400,000		1,470,000	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,090,000		1,098,175	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,045,250		2,152,646	(a)(b)
Gala Group Finance PLC, Senior Secured Notes	8.875%	9/1/18	1,410,000	GBP	2,338,033	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,000,000		3,075,000	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	650,000		690,625	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	9

Schedule of investments (cont’d)

August 31, 2013

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,890,000		$ 3,095,913	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	300,000		307,500
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	430,000		439,675	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	273,000		294,840	(a)
Seneca Gaming Corp., Senior Notes	8.250%	12/1/18	1,410,000		1,515,750	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,570,000		1,711,300
Total Hotels, Restaurants & Leisure					25,066,101
Household Durables — 2.0%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	4,500,000		4,713,750
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	1,080,000		1,084,050
WCI Communities Inc., Senior Notes	6.875%	8/15/21	970,000		943,325	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	950,000		1,011,750
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	920,000		920,000	(a)
Total Household Durables					8,672,875
Media — 6.0%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	430,000		465,475
Cerved Technologies SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	134,174	(a)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	150,000	EUR	199,734	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	450,000		475,875
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,670,000		2,796,825
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	330,000		339,900	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,500,000		1,612,500
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000		1,042,500	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,631,000		4,827,817	(a)
Polish Television Holding BV, Senior Secured Notes, step bond	11.250%	5/15/17	1,600,000	EUR	2,225,659	(a)
Polish Television Holding BV, Senior Secured Notes, step bond	11.250%	5/15/17	600,000	EUR	834,622	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,454,000		1,725,931
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	550,000		643,466
Univision Communications Inc., Senior Notes	8.500%	5/15/21	680,000		739,500	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	2,780,000		2,898,150	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	140,000	EUR	181,562	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,000,000	EUR	2,785,642	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,260,000		2,254,350	(a)
Total Media					26,183,682

See Notes to Financial Statements.

10	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Multiline Retail — 0.3%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	1,210,000		$ 1,176,725	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	270,000		271,350
Total Multiline Retail					1,448,075
Specialty Retail — 2.2%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	280,000	GBP	465,375	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,950,000	EUR	2,351,711	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,000,000	EUR	1,206,006	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,940,000		1,843,000
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	660,000		673,200	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	220,000		227,150	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,730,000		1,691,075	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	940,000		1,012,850	(a)
Total Specialty Retail					9,470,367
Textiles, Apparel & Luxury Goods — 0.5%
Boardriders SA, Senior Notes	8.875%	12/15/17	1,500,000	EUR	2,027,081	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	550,000		412,500	(a)
Total Textiles, Apparel & Luxury Goods					2,439,581
Total Consumer Discretionary					82,504,594
Consumer Staples — 4.1%
Beverages — 0.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	430,000		433,225	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	1,000,000		1,015,000	(a)
Total Beverages					1,448,225
Food Products — 3.0%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,000,000	GBP	1,710,187	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,580,000		1,670,850	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	700,000	EUR	998,011	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	530,000	EUR	755,637	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,280,000		1,356,800	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,600,000		3,843,000	(a)
Sun Merger Sub Inc., Senior Notes	5.250%	8/1/18	760,000		764,750	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	1,140,000		1,140,000	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	540,000		556,200	(a)
Total Food Products					12,795,435

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	11

Schedule of investments (cont’d)

August 31, 2013

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Household Products — 0.6%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	710,000	$ 736,625	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	460,000	472,650	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,140,000	1,122,900	(a)
Total Household Products				2,332,175
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,020,000	938,400	(a)
Total Consumer Staples				17,514,235
Energy — 9.2%
Energy Equipment & Services — 1.8%
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	70,000	68,250
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,000,000	1,017,500
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	730,000	812,125	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,010,000	1,078,175	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	2,040,000	2,167,500	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,270,000	1,358,900
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,060,000	1,166,000	(a)
Total Energy Equipment & Services				7,668,450
Oil, Gas & Consumable Fuels — 7.4%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,540,000	1,497,650
Arch Coal Inc., Senior Notes	9.875%	6/15/19	570,000	498,750	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	910,000	1,005,550
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	270,000	298,350
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	570,000	629,137
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000	657,200
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,240,000	1,348,500
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	890,000	970,100
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,860,000	1,915,800
EP Energy LLC/EP Energy Finance Inc., Senior Notes	9.375%	5/1/20	100,000	110,500
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	959,464	983,451	(a)(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,790,000	1,798,950	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,290,000	1,338,375
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,110,000	1,118,325
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	450,000	469,125	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,130,000	1,243,000
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	950,000	964,250	(a)

See Notes to Financial Statements.

12	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	930,000	$ 943,950	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,360,000	1,054,000
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	740,000	740,000	(a)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	960,000	1,024,800	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	740,000	741,850
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,350,000	1,194,741
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	200,000	212,986
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,670,000	1,565,625	(a)
Samson Investment Co., Senior Notes	10.250%	2/15/20	2,760,000	2,898,000	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	920,000	906,200	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	1,240,000	1,205,900
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	750,000	800,625	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	580,000	591,600	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,980,000	1,465,200	(a)
Total Oil, Gas & Consumable Fuels				32,192,490
Total Energy				39,860,940
Financials — 7.0%
Commercial Banks — 3.6%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,550,000	1,995,168	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,750,000	1,712,812
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,320,000	1,445,400	(a)(e)(f)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,490,000	1,512,502	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,170,000	1,187,963	(a)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	7,000,000	6,300,000	(e)(f)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	350,000	364,100
Santander Issuances SAU, Notes	5.911%	6/20/16	900,000	950,192	(a)
Total Commercial Banks				15,468,137
Consumer Finance — 0.5%
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	920,000	1,053,400
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	520,000	535,600	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	460,000	474,950	(a)
Total Consumer Finance				2,063,950
Diversified Financial Services — 2.6%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	1,000,000	892,500	(e)(f)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	770,000	716,476	(e)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,000,000	1,059,090
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,900,000	2,163,625

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	13

Schedule of investments (cont’d)

August 31, 2013

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		$ 3,501,100
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	530,000		469,050	(e)(f)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	920,000		975,200
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,100,000		1,193,500
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		536,250	(a)(e)
Total Diversified Financial Services					11,506,791
Insurance — 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	620,000		627,750	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	720,000		813,600	(a)
Total Insurance					1,441,350
Total Financials					30,480,228
Health Care — 5.8%
Health Care Equipment & Supplies — 1.4%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	800,000		802,000	(a)
Biomet Inc., Senior Notes	6.500%	8/1/20	180,000		185,400
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	860,000		849,250	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,790,000		1,557,300
Ontex IV SA, Senior Notes	9.000%	4/15/19	1,400,000	EUR	1,933,574	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	680,000	EUR	939,164	(a)
Total Health Care Equipment & Supplies					6,266,688
Health Care Providers & Services — 3.9%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	474,000		580,650
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,890,000		1,993,950
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,724,000		3,721,673
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	346,423	(a)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	1,125,000	GBP	1,732,116	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,090,000		1,149,950
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,190,000		1,288,175
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	2,510,000		2,522,550
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,190,000		1,252,475
Labco SAS, Senior Secured Notes	8.500%	1/15/18	190,000	EUR	266,180	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,330,000		532,000	(a)(g)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,300,000		1,384,500
Total Health Care Providers & Services					16,770,642
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	2,274,890	(a)
Total Health Care					25,312,220

See Notes to Financial Statements.

14	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Industrials — 15.0%
Aerospace & Defense — 1.6%
Ducommun Inc., Senior Notes	9.750%	7/15/18	800,000		$ 888,000
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,535,000		1,519,650	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	620,000		652,550	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,750,000		1,898,750
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,870,000		1,893,375	(a)
Total Aerospace & Defense					6,852,325
Airlines — 1.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	460,000		460,736	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	2,740,000		2,568,750	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	2,887,000		2,908,652	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,330,758		1,450,527
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	600,000		608,700
Total Airlines					7,997,365
Building Products — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	830,000		823,775	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	1,190,000		1,303,050	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	617,000	EUR	914,332	(a)
Total Building Products					3,041,157
Commercial Services & Supplies — 2.7%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	3,000,000		3,142,500
JM Huber Corp., Senior Notes	9.875%	11/1/19	680,000		768,400	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,340,000		2,433,600
Monitronics International Inc., Senior Notes	9.125%	4/1/20	350,000		364,000	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,402,000		1,538,695	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	489,000		536,677	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,096,000		2,263,680
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	390,000		429,000
Total Commercial Services & Supplies					11,476,552
Construction & Engineering — 0.5%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	2,000,000		1,890,000	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	200,000		178,500	(a)
Total Construction & Engineering					2,068,500

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	15

Schedule of investments (cont’d)

August 31, 2013

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Electrical Equipment — 0.7%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	750,000		$ 710,625	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	820,000		858,950	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,160,000		1,200,600	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	134,148	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	201,229	(a)
Total Electrical Equipment					3,105,552
Machinery — 1.5%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,310,000		2,396,625	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	1,240,000		1,218,300	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,000,000		1,095,000	(a)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	380,000	EUR	537,383	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	137,000	EUR	193,741	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	720,000		759,600	(a)
Total Machinery					6,200,649
Marine — 1.2%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,334,409		1,247,672	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	798,000		802,988
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,310,000		2,413,950
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	750,000		804,375	(a)
Total Marine					5,268,985
Road & Rail — 1.6%
Flexi-Van Leasng Inc., Senior Notes	7.875%	8/15/18	1,050,000		1,071,000	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,490,342		2,611,746	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,250,000		1,284,375	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,917,000		2,099,115
Total Road & Rail					7,066,236
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,110,000		1,184,925
Transportation — 2.1%
CMA CGM, Senior Notes	8.500%	4/15/17	150,000		138,750	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,600,000	EUR	1,979,303	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,420,000		1,501,650	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,640,000		1,648,200	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,410,000		2,590,750	(a)

See Notes to Financial Statements.

16	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — continued
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	170,000		$ 182,750	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,070,000		1,061,975	(a)
Total Transportation					9,103,378
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	650,000		684,125	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	630,000		663,075	(a)
Total Transportation Infrastructure					1,347,200
Total Industrials					64,712,824
Information Technology — 2.3%
Electronic Equipment, Instruments & Components — 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	499,186	(a)
Internet Software & Services — 0.8%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	2,380,000		2,748,900
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	790,000		861,100
Total Internet Software & Services					3,610,000
IT Services — 0.5%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	250,000		241,250	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	1,890,000		2,053,012
Total IT Services					2,294,262
Software — 0.9%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	590,000		600,325	(a)
BMC Software Finance Inc., Senior Notes	8.125%	7/15/21	770,000		783,475	(a)
Healthcare Technology Intermediate Inc., Senior Notes	7.375%	9/1/18	1,390,000		1,417,800	(a)(b)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	830,000		861,125	(a)
Total Software					3,662,725
Total Information Technology					10,066,173
Materials — 12.6%
Chemicals — 2.0%
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	1,190,736	EUR	1,589,474	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	1,828,106	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	561,873	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	440,387	(a)
Orion Engineered Carbons Bondco GmbH, Senior Secured Bonds	10.000%	6/15/18	1,305,000	EUR	1,933,880	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,600,000	EUR	2,230,945	(a)
Total Chemicals					8,584,665

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	17

Schedule of investments (cont’d)

August 31, 2013

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — 3.8%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	211,125		$ 226,959	(a)(b)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	3,469,661	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	390,000		381,225	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	8.000%	12/15/16	430,000	EUR	571,174	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	610,000	EUR	810,270	(a)
Mustang Merger Corp., Senior Notes	8.500%	8/15/21	180,000		178,200	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	910,000		800,800
Pactiv LLC, Senior Notes	7.950%	12/15/25	410,000		364,900
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	4,500,000		4,837,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	2,330,000		2,423,200
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,000,000		2,130,000	(a)
Total Containers & Packaging					16,193,889
Metals & Mining — 5.2%
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,610,000		1,593,900
ArcelorMittal, Senior Notes	6.750%	2/25/22	960,000		981,600
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	960,000		849,600	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,510,000		1,510,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	930,000		962,550	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,340,000		1,437,150	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,160,000		1,177,400	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,590,000		1,160,700	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,060,000		747,300	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,170,000		1,158,300
New World Resources NV, Senior Notes	7.875%	1/15/21	800,000	EUR	433,501	(a)
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	930,000		864,900	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	910,000		991,900	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	750,000		806,250	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,880,000		1,889,400	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	740,000		773,300	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	850,000	EUR	1,157,105	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,130,000		994,400	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	500,000		520,000	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	860,000		851,400

See Notes to Financial Statements.

18	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,100,000		$ 1,181,125
Walter Energy Inc., Senior Notes	8.500%	4/15/21	650,000		516,750	(a)
Total Metals & Mining					22,558,531
Paper & Forest Products — 1.6%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	3,100,000		3,534,000
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,450,000		1,279,625	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,868,000		1,139,480
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	2,280,000		1,060,200
Total Paper & Forest Products					7,013,305
Total Materials					54,350,390
Telecommunication Services — 9.1%
Diversified Telecommunication Services — 6.4%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	5,000,000		5,500,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	2,860,000		2,666,950	(a)
Intelsat Luxembourg SA, Senior Notes	8.125%	6/1/23	2,930,000		3,072,838	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	100,000		101,250
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,930,000		2,074,750
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,630,000		1,556,650
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	1,600,000	EUR	2,410,161	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	440,000	EUR	662,794	(a)
Wind Acquisition Finance SA, Senior Secured Notes	11.750%	7/15/17	1,000,000	EUR	1,389,120	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	5,714,339		5,871,483	(a)(b)
Windstream Corp., Senior Notes	7.750%	10/1/21	720,000		739,800	(a)
Windstream Corp., Senior Notes	6.375%	8/1/23	2,000,000		1,817,500
Total Diversified Telecommunication Services					27,863,296
Wireless Telecommunication Services — 2.7%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	1,009,978	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	730,000	GBP	1,176,533	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	5,210,000		4,728,075
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,120,000		2,183,600
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,220,000		2,597,400	(a)
Total Wireless Telecommunication Services					11,695,586
Total Telecommunication Services					39,558,882
Utilities — 4.8%
Electric Utilities — 1.8%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,260,000		1,278,135
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	190,933		198,093
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,340,000		2,480,400

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	19

Schedule of investments (cont’d)

August 31, 2013

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,026,812	$ 975,471	(g)
Northeast Generation Co., Senior Secured Notes	8.812%	10/15/26	2,566,406	2,700,815
Total Electric Utilities				7,632,914
Independent Power Producers & Energy Traders — 3.0%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	960,000	962,400
Dynegy Inc., Bonds	7.670%	11/8/16	1,180,000	20,650	(c)(d)(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	1,920,000	2,145,600	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	780,000	792,675	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,600,000	1,694,000
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,380,000	1,497,300	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,410,000	1,406,475	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,840,000	2,996,200
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,461,442	1,614,893
Total Independent Power Producers & Energy Traders				13,130,193
Total Utilities				20,763,107
Total Corporate Bonds & Notes (Cost — $377,087,660)				385,123,593
Senior Loans — 2.3%
Consumer Discretionary — 0.8%
Hotels, Restaurants & Leisure — 0.7%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,050,000	1,068,375	(h)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,791,667	1,926,042	(h)
Total Hotels, Restaurants & Leisure				2,994,417
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	510,000	491,672	(h)
Total Consumer Discretionary				3,486,089
Consumer Staples — 0.4%
Food Products — 0.4%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	450,000	459,000	(h)
Dole Food Co. Inc., Bridge Loan	—	2/21/14	1,460,000	1,460,000	(c)(d)(i)
Total Consumer Staples				1,919,000
Energy — 0.0%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	100,000	98,250	(h)
Health Care — 0.5%
Health Care Providers & Services — 0.5%
Tenet Healthcare Corp., Bridge Loan	—	6/24/14	2,030,000	2,030,000	(c)(d)(i)

See Notes to Financial Statements.

20	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 0.4%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	1,740,000	$ 1,792,200	(h)
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	800,000	830,500	(h)
Total Senior Loans (Cost — $9,768,179)				10,156,039
Sovereign Bonds — 2.3%
Venezuela — 2.3%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	5,970,000	5,358,075	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	5,820,000	4,685,100
Total Sovereign Bonds (Cost — $9,410,648)				10,043,175

			Shares
Common Stocks — 1.9%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			68,957	137,914	*(c)(d)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			2,734	56,348	*
Total Consumer Discretionary				194,262
Financials — 1.6%
Diversified Financial Services — 1.3%
Citigroup Inc.			119,668	5,783,554
Real Estate Management & Development — 0.3%
Realogy Holdings Corp.			24,391	1,032,471	*(c)(d)
Realogy Holdings Corp.			5,809	245,895	*
Total Real Estate Management & Development				1,278,366
Total Financials				7,061,920
Industrials — 0.2%
Marine — 0.2%
Horizon Lines Inc., Class A Shares			633,775	855,596	*
Total Common Stocks (Cost — $8,144,806)				8,111,778
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $217,500)	6.000%		8,700	180,612

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	21

Schedule of investments (cont’d)

August 31, 2013

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate		Shares	Value
Preferred Stocks — 2.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Sanchez Energy Corp., Series B	6.500%		9,050	$ 536,484	(a)
Financials — 2.0%
Consumer Finance — 2.0%
GMAC Capital Trust I	8.125%		319,200	8,461,992	(e)
Total Preferred Stocks (Cost — $8,267,624)				8,998,476

		Expiration Date	Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,686	151,740	*
Jack Cooper Holdings Corp.		5/6/18	846	76,140	*
Total Warrants (Cost — $46,253)				227,880
Total Investments — 97.6% (Cost — $412,942,670#)				422,841,553
Other Assets in Excess of Liabilities — 2.4%				10,434,134
Total Net Assets — 100.0%				$433,275,687

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security (unaudited).
(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	The coupon payment on these securities is currently in default as of August 31, 2013.
(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	All or a portion of this loan is unfunded as of August 31, 2013. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is $414,204,217.

Abbreviations used in this schedule:

	EUR	— Euro
	GBP	— British Pound

See Notes to Financial Statements.

22	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

Statement of assets and liabilities

August 31, 2013

Assets:
Investments, at value (Cost — $412,942,670)	$422,841,553
Foreign currency, at value (Cost — $893,091)	885,683
Cash	4,310,809
Interest receivable	8,896,911
Unrealized appreciation on forward foreign currency contracts	224,629
Deposits with brokers for open futures contracts	55,012
Prepaid expenses	24,421
Total Assets	437,239,018
Liabilities:
Payable for securities purchased	3,490,000
Investment management fee payable	296,024
Unrealized depreciation on forward foreign currency contracts	72,731
Payable to broker — variation margin on open futures contracts	3,000
Accrued expenses	101,576
Total Liabilities	3,963,331
Total Net Assets	$433,275,687
Net Assets:
Par value ($0.001 par value, 22,783,370 shares issued and outstanding; 100,000,000 shares authorized)	$ 22,783
Paid-in capital in excess of par value	432,950,624
Overdistributed net investment income	(274,044)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(9,474,187)
Net unrealized appreciation on investments, futures contracts and foreign currencies	10,050,511
Total Net Assets	$433,275,687
Shares Outstanding	22,783,370
Net Asset Value	$19.02

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	23

Statement of operations

For the Year Ended August 31, 2013

Investment Income:
Interest	$36,875,621
Dividends	927,164
Total Investment Income	37,802,785

Expenses:
Investment management fee (Note 2)	3,492,226
Directors’ fees	66,823
Transfer agent fees	54,676
Audit and tax	53,300
Legal fees	53,047
Fund accounting fees	43,841
Shareholder reports	42,050
Stock exchange listing fees	23,971
Insurance	9,580
Custody fees	9,102
Miscellaneous expenses	13,092
Total Expenses	3,861,708
Net Investment Income	33,941,077

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	6,451,577
Futures contracts	(74,036)
Written options	347,332
Swap contracts	(2,488,479)
Foreign currency transactions	(3,028,230)
Net Realized Gain	1,208,164
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	16,385,295
Futures contracts	(338)
Written options	(5,643)
Foreign currencies	1,020,125
Change in Net Unrealized Appreciation (Depreciation)	17,399,439
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	18,607,603
Increase in Net Assets from Operations	$52,548,680

See Notes to Financial Statements.

24	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

Statements of changes in net assets

For the years ended August 31,	2013	2012

Operations:
Net investment income	$ 33,941,077	$ 36,809,361
Net realized gain (loss)	1,208,164	(5,235,856)
Change in net unrealized appreciation (depreciation)	17,399,439	17,963,953
Increase in Net Assets From Operations	52,548,680	49,537,458

Distributions to Shareholders From (Note 1):
Net investment income	(37,002,645)	(37,685,249)
Net realized gains	—	(1,924,307)
Return of capital	(547,747)	—
Decrease in Net Assets From Distributions to Shareholders	(37,550,392)	(39,609,556)

Fund Share Transactions:
Reinvestment of distributions (85,683 and 336,836 shares issued, respectively)	1,599,466	5,861,704
Increase in Net Assets From Fund Share Transactions	1,599,466	5,861,704
Increase in Net Assets	16,597,754	15,789,606

Net Assets:
Beginning of year	416,677,933	400,888,327
End of year*	$433,275,687	$416,677,933
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(274,044)	$5,868,701

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	25

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

	2013[1]	2012[1]	2011[1,2]

Net asset value, beginning of year	$18.36	$17.93	$19.06 [3]

Income (loss) from operations:
Net investment income	1.49	1.63	1.33
Net realized and unrealized gain (loss)	0.82	0.56	(1.14)
Total income from operations	2.31	2.19	0.19

Less distributions from:
Net investment income	(1.63)	(1.67)	(1.32)
Net realized gains	—	(0.09)	—
Return of capital	(0.02)	—	—
Total distributions	(1.65)	(1.76)	(1.32)

Net asset value, end of year	$19.02	$18.36	$17.93

Market price, end of year	$17.65	$19.74	$18.43
Total return, based on NAV[4,5]	12.89%	13.16%	0.90%
Total return, based on Market Price[6]	(2.25)%	18.40%	(1.16)%

Net assets, end of year (millions)	$433	$417	$401

Ratios to average net assets:
Gross expenses	0.88%	0.89%	0.93%[7]
Net expenses[8]	0.88	0.89	0.91 [7,9]
Net investment income	7.77	9.22	8.11 [7]

Portfolio turnover rate	55%	53%	56%

1              Per share amounts have been calculated using the average shares method.

2              For the period October 27, 2010 (commencement of operations) through August 31, 2011.

3              Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

4              Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5              The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6              The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7              Annualized.

8              The impact of compensating balance arrangements, if any, was less than 0.01%.

9              The investment manager has agreed to reimburse all organization expenses.

See Notes to Financial Statements.

26	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to liquidate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	27

Notes to financial statements (cont’d)

asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•        Level 1 — quoted prices in active markets for identical investments

28	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$384,048,949	$1,074,644	$385,123,593
Senior loans	—	10,156,039	—	10,156,039
Sovereign bonds	—	10,043,175	—	10,043,175
Common stocks:
Consumer discretionary	$ 56,348	—	137,914	194,262
Financials	6,029,449	1,032,471	—	7,061,920
Industrials	855,596	—	—	855,596
Convertible preferred stocks	180,612	—	—	180,612
Preferred stocks:
Energy	—	536,484	—	536,484
Financials	8,461,992	—	—	8,461,992
Warrants	—	227,880	—	227,880
Total investments	$15,583,997	$406,044,998	$1,212,558	$422,841,553
Other financial instruments:
Forward foreign currency contracts	—	$ 224,629	—	$ 224,629
Total	$15,583,997	$406,269,627	$1,212,558	$423,066,182

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$338	—	—	$ 338
Forward foreign currency contracts	—	$72,731	—	72,731
Total	$338	$72,731	—	$73,069

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	29

Notes to financial statements (cont’d)

the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the

30	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed as registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

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Notes to financial statements (cont’d)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended August 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection,

32	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	33

Notes to financial statements (cont’d)

recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the

34	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At August 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	35

Notes to financial statements (cont’d)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of August 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $72,731. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

36	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(3,081,177)	$3,081,177

(a)       Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	37

Notes to financial statements (cont’d)

services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s average daily net assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended August 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$232,103,441
Sales	234,596,902

At August 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 20,892,073
Gross unrealized depreciation	(12,254,737)
Net unrealized appreciation	$ 8,637,336

During the year ended August 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of August 31, 2012	$ 49,401,000	$ 259,241
Options written	41,960,000	256,292
Options closed	—	—
Options exercised	(28,710,000)	(168,201)
Options expired	(62,651,000)	(347,332)
Written options, outstanding as of August 31, 2013	—	—

At August 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
U.S. Treasury 10-Year Notes	32	12/13	$3,977,338	$3,977,000	$(338)

38	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

At August 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty		Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank, N.A.		977,507	$ 1,292,263	11/15/13	$ (7,737)
Contracts to Sell:
British Pound	Citibank, N.A.		689,056	1,067,249	11/15/13	(9,169)
British Pound	Credit Suisse		2,669,820	4,135,169	11/15/13	(34,461)
British Pound	UBS AG		1,633,773	2,530,481	11/15/13	(21,364)
Euro	Citibank, N.A.		3,658,466	4,836,487	11/15/13	17,876
Euro	Credit Suisse		10,023,025	13,250,425	11/15/13	69,393
Euro	JPMorgan Chase & Co	.	8,074,709	10,674,754	11/15/13	41,321
Euro	UBS AG		13,859,636	18,322,420	11/15/13	96,039
						159,635
Net unrealized gain on open forward foreign currency contracts						$151,898

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2013.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$224,629

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$338	—	$ 338
Forward foreign currency contracts	—	$72,731	72,731
Total	$338	$72,731	$73,069

1         Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2         Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended August 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	39

Notes to financial statements (cont’d)

the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$ (607,280)	$ (607,280)
Written options	—	—	347,332	347,332
Futures contracts	$(74,036)	—	—	(74,036)
Swap contracts	—	—	(2,488,479)	(2,488,479)
Forward foreign currency contracts	—	$(3,169,940)	—	(3,169,940)
Total	$(74,036)	$(3,169,940)	$(2,748,427)	$(5,992,403)

1         Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$19,408	$ 19,408
Written options	—	—	(5,643)	(5,643)
Futures contracts	$(338)	—	—	(338)
Forward foreign currency contracts	—	$1,030,167	—	1,030,167
Total	$(338)	$1,030,167	$13,765	$1,043,594

1         The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended August 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$ 66,121
Written options†	83,458
Futures contracts (to buy)	928,692
Forward foreign currency contracts (to buy)	2,669,481
Forward foreign currency contracts (to sell)	61,111,761

Average Notional Balance
Credit default swap contracts (to buy protection)†	$12,834,208

†  At August 31, 2013, there were no open positions held in this derivative.

40	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

5. Distributions subsequent to August 31, 2013

On August 15, 2013, the Fund’s Board of Directors declared three distributions, each in the amount of $0.1300 per share, payable on September 27, 2013, October 25, 2013 and November 29, 2013 to shareholders of record on September 20, 2013, October 18, 2013 and November 22, 2013, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended August 31 was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$37,002,645	$39,609,556
Tax return of capital	547,747	—
Total distributions paid	$37,550,392	$39,609,556

As of August 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Deferred capital losses*	$(8,212,978)
Other book/tax temporary differences(a)	(273,706)
Unrealized appreciation (depreciation)(b)	8,788,964
Total accumulated earnings (losses) — net	$ 302,280

*       During the taxable year ended August 31, 2013, the Fund utilized $4,436,008 of its deferred capital losses available from prior year.

As of August 31, 2013, the Fund had capital losses of $8,212,978 that have been deferred in the current year as either short-term or long-term losses. These losses will be deemed to occur on the first day of its next taxable year in the same character as they were originally deferred.

(a)    Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, differences between book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report	41

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset High Yield Defined Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”), including the schedule of investments, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the each of the years in the two-year period then ended and for the period from October 27, 2010 (commencement of operations) to August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Yield Defined Opportunity Fund Inc. as of August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period ended and for the period from October 27, 2010 (commencement of operations) to August 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 16, 2013

42	Western Asset High Yield Defined Opportunity Fund Inc. 2013 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	None

Western Asset High Yield Defined Opportunity Fund Inc.	43

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

44	Western Asset High Yield Defined Opportunity Fund Inc.

Independent Directors cont’d

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)

Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	None

Western Asset High Yield Defined Opportunity Fund Inc.	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”)(since 2013); Officer and/or Trustee/Director of 166 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”)(formerly, registered investment advisers)(since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).

Number of portfolios in fund complex overseen by Director (including the Fund)	154
Other board memberships held by Director	None

46	Western Asset High Yield Defined Opportunity Fund Inc.

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset High Yield Defined Opportunity Fund Inc.	47

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett
Legg Mason
100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform ( since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

48	Western Asset High Yield Defined Opportunity Fund Inc.

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†       Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1         The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2015, year 2013 and year 2014, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2         Effective February 1, 2013, Ms. Kamerick became a Director.

3         Effective June 1, 2013, Mr. Fuller was appointed to the position of Chairman, President, and Chief Executive Officer. Prior to this date, R. Jay Gerken served as the Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

Western Asset High Yield Defined Opportunity Fund Inc.	49

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

50	Western Asset High Yield Defined Opportunity Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset High Yield Defined Opportunity Fund Inc.	51

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

52	Western Asset High Yield Defined Opportunity Fund Inc.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset High Yield Defined Opportunity Fund Inc.	53

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2013:

Record Date	Monthly	Monthly
Payable Date	September 2012 – December 2012	January 2013 – August 2013
Distributions from Net Investment Income	100.00%	97.76%
Tax Return of Capital	—	2.24%

Please retain this information for your records.

54	Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset

High Yield Defined Opportunity Fund Inc.

Directors	Western Asset High Yield Defined Opportunity Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Kenneth D. Fuller*
Chairman	Investment manager	Legal counsel
Leslie H. Gelb	Legg Mason Partners Fund	Simpson Thacher &
William R. Hutchinson	Advisor, LLC	Bartlett LLP
Eileen A. Kamerick**		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management
	Company	New York Stock Exchange Symbol
Officers	Western Asset Management	HYI
Kenneth D. Fuller*	Company Limited
President and Chief Executive Officer	Western Asset Management
Richard F. Sennett	Company Ltd
Principal Financial Officer	Western Asset Management
Ted P. Becker	Company Pte. Ltd.
Chief Compliance Officer
Vanessa A. Williams	Custodian
Identity Theft Prevention Officer	State Street Bank and
Robert I. Frenkel	Trust Company
Secretary and Chief Legal Officer	1 Lincoln Street
Thomas C. Mandia	Boston, MA 02111
Assistant Secretary
Steven Frank	Transfer agent
Treasurer	American Stock Transfer & Trust Company
Jeanne M. Kelly	6201 15th Avenue
Senior Vice President	Brooklyn, NY 11219

*                      Effective June 1, 2013, Mr. Fuller became Chairman, President, and Chief Executive Officer.

**               Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Yield Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX013977 10/13 SR13-2045

ITEM 2.                 CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                 AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last fiscal year ending August 31, 2012 and August 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, was $49,500 in 2012 and $49,500 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012 and $6,600 in 2013. These services consisted of (i)review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Period for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset High Yield Defined Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Yield

Defined Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph(c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Yield Defined Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for 2012 and 2013; Tax Fees were 100% 2012; and Other Fees were 100% for 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Yield Defined Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Yield Defined Opportunity Fund Inc. during the reporting period were $0 in 2013.

(h) Yes.  Western Asset High Yield Defined Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Yield Defined Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick (Effective February 14, 2013)

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.                INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset since 2013.

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; formerly, Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of August 31, 2013.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Investment	Investment	Investment	Other
Professional(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	101 registered investment companies with $184.2 billion in total assets under management	239 Other pooled investment vehicles with $88.1 billion in assets under management*	712 Other accounts with $166.2 billion in total assets under management**

Michael C. Buchanan‡	42 registered investment Companies with $31.9 billion in total assets Under management	55 Other pooled investment vehicles with $28.8 billion in assets under management***	198 Other accounts with $49.0 billion in total assets under management****

Christopher Kilpatrick‡	8 registered investment companies with $3.4 billion in total assets under management	1 Other pooled investment vehicle with $250 million in assets under management	1 Other Account with with $330 million in total assets under management

*	Includes 6 accounts managed, totaling $810 million, for which advisory fee is performance based.
**	Includes 62 accounts managed, totaling $15.9 billion, for which advisory fee is performance based.
***	Includes 3 accounts managed, totaling $360 million, for which advisory fee is performance based.
****	Includes 21 accounts managed, totaling $7.4 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various ector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of August 31, 2013.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	A
Christopher F. Kilpatrick	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                 PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

NONE.

ITEM 10.              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

NONE.

ITEM 11.              CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.              EXHIBITS.

(a)   (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset High Yield Defined Opportunity Fund Inc.

Date:	October 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset High Yield Defined Opportunity Fund Inc.

Date:	October 25, 2013

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset High Yield Defined Opportunity Fund Inc.

Date:	October 25, 2013